Terrence Fisher1, E. Evans1, M. Boise1, A. Foster1, V. Mishra1, C. Mallow1, E. Smith1, J. Leonard1, A. Feigin2, E. Siemers3, K. Walters4, E. Sheldon5, R. Turner6, M. Farlow7, A. Porsteinsson8, W. Bond9 , M. Zauderer1. 1 Vaccinex, Inc.; 2 for the Huntington Study Group, and SIGNAL-HD investigators and coordinators; 3 Siemers Integration LLC; 4 for Statistics Collaborative; 5 for JEM Research; 6 for Re-Cognition Health; 7 for Indiana University; 8 for University of Rochester; 9 for Neuropsychiatric Research Center of Southwest Florida July 31-August 4 Poster: 65554 SEMA4D regulates Glia activation Targeting common pathology in Neurodegeneration Many current intervention strategies targeting disease-associated biomarkers have had limited efficacy. An alternative and potentially complementary strategy may target inflammation and underlying disease pathology. Smith, et.al. Neurobiology of Disease, 73:254–268. 2015 50 μm Pepinemab is an antibody that blocks a key driver of neurodegenerative disease pathology Mechanism of Action SEMA4D is upregulated in Alzheimer’s Disease (AD) and Huntington’s Disease (HD) in response to stress in CNS. SEMA4D signals to receptors on glial cells to trigger reactive inflammation and loss of normal homeostatic functions (Evans et al., J. Neuroinflammation, 2022, In Press) Antibody blockade of SEMA4D can reduce neuroinflammation, restore normal function of astrocytes and improve synaptic function and behavioral deficits in HD (Feigin et al., Nature Medicine, 2022, In Press) and in a preclinical model of AD. Clinical Experience Pepinemab was well tolerated, showed promise of slowing or preventing cognitive decline and a striking increase in brain metabolic activity in most brain regions as measured by FDG-PET in a Phase 2 clinical trial of participants with early HD. Alzheimer’s Disease The ongoing SIGNAL-AD study is evaluating the safety, tolerability and the effects on cognition and brain metabolism of pepinemab in early AD. SEMA4D blocking antibody, pepinemab, is a novel potential treatment for neurodegenerative disease: clinical proof of concept in Phase 2 HD study supports ongoing clinical development in Phase 1 / 2a AD Study Alzheimer’s Disease: SIGNAL-AD SEMA4D Blockade Safety and Brain Metabolic Activity in Alzheimer’s Disease (AD): A Multi-center, Randomized, Double-Blind, Placebo-Controlled Safety and Biomarker Study of Pepinemab Anti-SEMA4D Antibody in early-AD Phase 1/2a Trial Design First randomized participant successfully completed study with no safety concerns 2Q, 2022 FDG-PET CORRELATES WITH COGNITIVE FUNCTION IN AD Pre-specified Exploratory Endpoint, Early Manifest cohort, HD COGNITIVE ASSESSMENT BATTERY (HD-CAB) Exploratory and Post-hoc analysis to characterize patient populations p=0.0025 pepinemab placebo placebo prodromal early manifest “Learning effect” is lost when HD symptoms become manifest Pepinemab treatment restores the ability to benefit from experience (ie, to learn) Potential cognitive benefit of pepinemab is more evident in subjects with greater cognitive deficits at baseline COGNITIVE ASSESSMENT BATTERY (HD-CAB) Co-Primary and pre-specified Exploratory analysis HD-CAB Index Two-item HD Cognitive Assessment: Pre-specified Co-Primary HD-CAB Composite Index: Pre-specified Exploratory Andrew Feigin et al. Nature Medicine, 2022, In Press. Contact: tfisher@vaccinex.com To the extent that statements contained in this presentation are not descriptions of historical facts regarding Vaccinex, Inc. (“Vaccinex,” “we,” “us,” or “our”), they are forward-looking statements reflecting management’s current beliefs and expectations. Such statements include, but are not limited to, statements about the Company’s plans, expectations and objectives with respect to the results and timing of clinical trials of pepinemab in various indications, the use and potential benefits of pepinemab in Huntington’s and Alzheimer’s disease and other indications, and other statements identified by words such as “may,” “will,” “appears,” “expect,” “planned,” “anticipate,” “estimate,” “intend,” “hypothesis,” “potential,” “advance,” and similar expressions or their negatives (as well as other words and expressions referencing future events, conditions, or circumstances). Forward-looking statements involve substantial risks and uncertainties that could cause the outcome of the Company’s research and pre-clinical development programs, clinical development programs, future results, performance, or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties inherent in the execution, cost and completion of preclinical and clinical trials, uncertainties related to regulatory approval, the risks related to the Company’s dependence on its lead product candidate pepinemab, the ability to leverage its ActivMAb® platform, the impact of the COVID-19 pandemic, and other matters that could affect the Company’s development plans or the commercial potential of its product candidates. Except as required by law, the Company assumes no obligation to update these forward-looking statements. For a further discussion of these and other factors could cause future results to differ materially from any forward-looking statement, see the section titled “Risk Factors” in the Company’s  periodic reports filed with the Securities and Exchange Commission (“SEC”) and the other risks and uncertainties described in the Company’s most recent year end Annual Report on Form 10-K and subsequent filings with the SEC. DRUG PENETRATION and TARGET ENGAGEMENT Most subjects dosed with pepinemab have ≥ saturating levels (100-300 ng/ml) in CSF sSEMA4D complexes increase in subjects dosed with pepinemab – suggesting target engagement NCT02481674. *Note 86 subjects with Late Prodromal HD were also included in study FDG-PET measures brain metabolic activity. Decline in FDG-PET is reported to correlate with cognitive impairment in AD Pepinemab treatment appears to reverse loss of metabolic activity in most brain regions. 1 2 Andrew Feigin et al. Nature Medicine, 2022, In Press. PEPINEMAB APPEARS TO REDUCE BRAIN ATROPHY Volumetric MRI– Boundary Shift Integral Analysis (BSI) Pre-specified Exploratory Endpoint, Early Manifest cohort Andrew Feigin et al. Nature Medicine, 2022, In Press. LS Mean Difference Estimate (95% CI): CBSI: -1.54 (-2.79, -0.29); p = 0.017 VBSI:-2.47 (-5.04, 0.10); p = 0.060 Andrew Feigin et al. Nature Medicine, 2022, In Press. LESSONS LEARNED from SIGNAL-HD SIGNAL-HD study established safety and proof of concept for pepinemab Well tolerated Target engagement and CNS penetration SIGNAL-HD study informed study design for SIGNAL-AD Patient population: data supports the potential cognitive benefit, particularly in patients with mild cognitive deficits -> Exclude MCI KEY Exploratory endpoints: Improved metabolic activity via FDG-PET Smith, et.al. Neurobiology of Disease, 73:254–268. 2015 Evans et al. Journal of Neuroinflammation, 2022, In Press. Andrew Feigin et al. Nature Medicine, 2022, In Press. pepinemab UPDATE from SIGNAL-AD Phase 1 Safety segment is complete Appears to be well tolerated Enrollment in Phase 2 expansion segment is ongoing First randomized participant successfully completed study with no safety concerns 12 participants randomized to date Funded in part by the Alzheimer’s Drug Discovery Foundation and by a grant from the Alzheimer’s Association under its 2020 Part the Cloud Program. Safety and tolerability Cognitive Function measures CDR-SB, ADAS-Cog13, MMSE, CDRS Biomarker Outcomes Brain Volume (vMRI),Metabolic imaging (FDG-PET) Huntington’s Disease Early Manifest HD * The Phase 2 double-blind, placebo-controlled SIGNAL trial of pepinemab in patients with early manifest Huntington’s disease (HD) has been completed and we believe the program is Phase-3 ready. While the Phase 2 study did not meet the prespecified primary endpoints, pre-specified exploratory and post-hoc analyses supports the potential cognitive benefit of treatment with pepinemab in HD patients, particularly those with mild cognitive deficits: Highly significant improvement (p=0.007) in the (Huntington’s Disease Cognitive Assessment Battery (HD-CAB) Index score Significant benefit in reducing apathy severity (p=0.017, 1-sided) Reduced atrophy (p=0.017) in caudate region of striatum A striking increase in brain metabolic activity as measured by FDG-PET in most brain regions Safety and Tolerability LS Mean Difference Estimate (95% CI) One-sided p-value Favors Pepinemab Critical value 0.13 (0.03, 0.23) 0.007 Yes Yes [0.025] LS Mean Difference Estimate (95% CI) One-sided p-value Favors Pepinemab Critical value OTS: -1.98 (-4.00, 0.05) PTAP: 1.43 (-0.37, 3.23) 0.028 0.060 Yes No [0.025] 2H 2023 Data Safety Monitoring Board meeting Complete Topline Data 1Q, 2022 NCT04381468 *p ≤ 0.05 Pepinemab, n=28 Placebo, n=31 Caudate Atrophy (CBSI) Ventricular Expansion (VBSI) SEMA4D IS UPREGULATED IN NEURONS DURING ALZHEIMER’S AND HUNTINGTON’S DISEASE Huntington’s Disease Normal Alzheimer’s Disease Human autopsy sections of frontal lobe Sema4D Neuron (HUC/HUD) Evans et al. Journal of Neuroinflammation, 2022, In Press. 1 2 Data Analysis and Study Objectives Primary Efficacy Outcomes (mITT) Cognitive Function CGIC Key Exploratory and Biomarker Outcomes Brain Volume (vMRI) Metabolic imaging (FDG-PET) PK/PD – target engagement Post-hoc Subgroup Analyses San Diego, CA Pacific Research Network, Inc Stephen Thein Dixie Creager Site Map Delray Beach, FL Brain Matters Research Mark Brody Jennifer Blasi Stuart, FL Brain Matters Research-Satellite Site Mark Brody Jennifer Blasi Rochester, NY University of Rochester Anton Porsteinsson Asa Widman Fairway, KS University of Kansas Medical Center Research Institute Jeffrey Burns Ryan Townley Washington, DC Georgetown University Raymond Turner Jessica Mallory Fort Myers, FL Neuropsychiatric Research Center of Southwest Florida Wendy Bond Indianapolis, IN Indiana University SOM Martin Farlow Isabell Mwaura Lake Worth, FL JEM Research Institute Mark Goldstein Valerie Nevins New York, NY Columbia University Irving Medical Center Lawrence Honig Katrina Cuasay Fairfax, VA Re-Cognition Health Raymond Turner Monica Bland Amherst, NY Dent Neurological Research Horacio Capote Shanita Jones West Palm Beach, FL Premiere Research Institute Palm Beach Neurology Paul Winner Ashley Poulette Lady Lake, FL Charter Research Alexander Smirnoff Jessica Sletten Objectives Phase 1 Safety Randomized 1:1 Double-blind n=20 placebo Monthly X12 months n=20 pepinemab Monthly 40 mg/kg X12 months Phase 2a: Expansion Safety Follow-up Mild AD (CDR=0.5 or 1.0, MMSE 17-26) Inclusion Criteria n=4 pepinemab placebo Safety Follow-up 1 month Randomized 1:1 Double-blind n=88 placebo Monthly X18 months n=91 pepinemab Monthly X18 months NCT02481674 * Note 86 subjects with Late Prodromal HD were also included in the study Huntington’s Disease Normal Alzheimer’s Disease Exhibit 99.2 Targeting dysregulated proteins AD: antibodies to A β , Tau; BACE inhibitors HD: gene therapy to reduce mHTT Most have not demonstrated significant disease modifying effects in the clinic Pepinemab: Targets reactive glia Neurons under stress upregulate semaphorin 4D (SEMA4D) Astrocytes and microglia express plexin B1/B2 receptors for SEMA4D, which triggers activation and inflammation Pepinemab anti-SEMA4D antibody blocks its activity and the glial cell activation that contributes to and aggravates pathogenesis